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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ----------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 1998


                                Rock-Tenn Company
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Georgia                     0-23340                     62-0342590
------------------------   --------------------------      ---------------------
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

         504 Thrasher Street
           Norcross, Georgia                                        30071
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(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (770) 448-2193


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

         In 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (SFAS) No. 128, "Earnings Per Share." SFAS No. 128 replaced the previously reported primary and fully diluted earnings per share with basic and diluted earnings per share. Unlike primary earnings per share, basic earnings per share excludes the potential dilutive effects of common stock equivalents such as stock options, warrants and convertible securities. Diluted earnings per share is very similar to the previously reported fully diluted earnings per share. Rock-Tenn Company (the "Company") adopted SFAS No. 128 effective October 1, 1997.

         The Company has restated certain of its Selected Financial Data to reflect the effect of SFAS No. 128 as follows:

            (i) As a result of the filing of this Current Report on Form 8-K, the information set forth below shall supersede the line item entitled "Earnings per common share" in the table entitled "Five Year Selected Financial and Operating Highlights" appearing on page 17 of the Company's 1997 Annual Report to Shareholders and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997:


                                                    1997     1996     1995    1994    1993
-------------------------------------------------------------------------------------------
Basic earnings per share.......................    $0.48    $1.54    $1.24   $1.14   $0.80
Diluted earnings per share.....................    $0.47    $1.50    $1.21   $1.10   $0.77

            (ii) As a result of the filing of this Current Report on Form 8-K, the information set forth below shall supersede the line item entitled "Earnings (loss) per common and common equivalent share" for fiscal 1996 and 1997 in Note 11 "Financial Results by Quarter (Unaudited)" to the Company's consolidated financial statements on page 46 of the Company's 1997 Annual Report to Shareholders and incorporated by reference into the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997:

                                                   First       Second       Third     Fourth
                     1997                         Quarter      Quarter     Quarter   Quarter
---------------------------------------------------------------------------------------------
Basic earnings per share.......................    $0.22       $(0.22)     $0.19      $0.28
Diluted earnings per share.....................    $0.22       $(0.22)     $0.18      $0.28

                                                   First       Second       Third     Fourth
                     1996                         Quarter      Quarter     Quarter   Quarter
---------------------------------------------------------------------------------------------
Basic earnings per share.......................    $0.36        $0.37       $0.41     $0.41
Diluted earnings per share.....................    $0.35        $0.36       $0.40     $0.40


            (iii) Exhibit 11 hereto supersedes Exhibit 11 to the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997.




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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         11 Earnings Per Share Calculations Under SFAS 128 for the years ended September 30, 1997, 1996 and 1995.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 17, 1998                    ROCK-TENN COMPANY



                                        By: /s/ David C. Nicholson
                                           -------------------------------------
                                            David C. Nicholson
                                            Senior Vice President, Chief
                                            Financial Officer, Secretary








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                                INDEX TO EXHIBITS


EXHIBIT NUMBER AND DESCRIPTION                                                        PAGE
------------------------------                                                        ----
11       Earnings Per Share Calculations Under SFAS 128 for the years ended
         September 30, 1997, 1996 and 1995..........................................










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